Federated Hermes Municipal Ultrashort Fund
A Portfolio of Federated Hermes Fixed Income Securities, Inc.
CLASS A SHARES (TICKER FMUUX)
INSTITUTIONAL SHARES (TICKER FMUSX)
CLASS R6 SHARES (TICKER FMULX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED NOVEMBER 30, 2022
The Board of Directors of Federated Hermes Fixed Income Securities, Inc. (the “Registrant”), on behalf of Federated Hermes Municipal Ultrashort Fund (the “Fund”), approved an amendment to the Investment Advisory Contract between Federated Investment Management Company and the Registrant, to reflect a 0.01% reduction in the Fund’s gross investment advisory fee from 0.30% to 0.29%. This reduction is effective August 1, 2023.
Accordingly, under the section entitled “Risk/Return Summary: Fees and Expenses,” please delete and replace the “Fee Table” and the “Example” table in their entirety with the following:
RISK/RETURN SUMMARY: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A Shares (A), Institutional Shares (IS) or Class R6 Shares (R6) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
	A	IS	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	IS	R6
Management Fee[1]	0.29%	0.29%	0.29%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.30%[2]	0.15%	0.10%
Total Annual Fund Operating Expenses[1]	0.59%	0.44%	0.39%
Fee Waivers and/or Expense Reimbursements[1,3]	(0.08)%	(0.08)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.51%	0.36%	0.34%

1
 The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the stated, gross Management Fee for the Fund.
2
 The Fund will only incur and pay up to 0.15% of certain service fees (shareholder services/account administrations fees) for the A class of the Fund. The Fund may incur and pay such fees on its A class of up to a maximum of 0.25%. The A class of the Fund will not incur and pay such fees to exceed 0.15% until such time as approved by the Fund’s Board of Directors (the “Directors”).
3
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses, paid by the Fund, if any) paid by the Fund’s A, IS and R6 classes (after the voluntary waivers and/or reimbursements) will not exceed 0.51%, 0.36% and 0.34% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2023; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your cost would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A	$60	$189	$329	$738
IS	$45	$141	$247	$555
R6	$40	$125	$219	$493
July 19, 2023

Federated Hermes Municipal Ultrashort Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456037 (7/23)
© 2023 Federated Hermes, Inc.